EQUITY METHOD INVESTMENTS	6 Months Ended
Jun. 30, 2016
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS
EQUITY METHOD INVESTMENTS

(in thousands of $)	Capesize Chartering	UFC	Golden Opus Inc.	Seateam	Total
Ownership	25%	50%	50%	22.29%
At December 31, 2015	—	770	4,958	497	6,225
Dividend received from associated companies	—	—	—	(256)	(256)
Gain on purchase of additional capital	—	—	—	23	23
Purchase of additional capital	—	—	750	4	754
Share of (loss) income	—	(310)	(661)	161	(810)
Impairment loss	—	—	(2,142)	—	(2,142)
At June 30, 2016	—	460	2,905	429	3,794

During the first quarter of 2016, we recorded an impairment loss of $2.1 million in respect of our investment in Golden Opus Inc following an impairment review that was triggered by the significant fall in rates in the Baltic Dry Index. The loss recorded is equal to the difference between our carrying value of $5.2 million and its estimated fair value of $3.1 million.

In February 2016, Golden Union Shipping Co S.A. equally transferred its 20% stake in Capesize Chartering Ltd to the remaining four joint venture partners (Bocimar International NV, C Transport Holding Ltd, Star Bulk Carrier Corp and the Company). Capesize Chartering Ltd was established in 2015 to provide chartering services in respect of the Capesize tonnage for all of the initial five dry bulk shipowning groups.

In April 2016, we purchased an additional 5,156 shares in Seateam Management Pte. at par value for a consideration of $4,000. This increased the Company's ownership from 21.25% to 22.29%. The purchase resulted in a gain of $23,000.